              Exhibit 99.1

Ooma Reports First Quarter Fiscal Year 2023 Financial Results

Sunnyvale, Calif., May 24, 2022 -- Ooma, Inc. (NYSE: OOMA), a smart communications platform for businesses and consumers, today released financial results for the fiscal first quarter ended April 30, 2022.

First Quarter Fiscal 2023 Financial Highlights:

•

Revenue: Total revenue was $50.3 million, up 10% year-over-year. Subscription and services revenue increased to $46.7 million from $42.0 million in the first quarter of fiscal 2022, and was 93% of total revenue, primarily driven by the growth of Ooma Business.

•

Net Income/Loss: GAAP net loss was $0.8 million, or $0.03 per basic and diluted share, compared to GAAP net loss of $0.9 million, or $0.04 per basic and diluted share, in the first quarter of fiscal 2022. Non-GAAP net income was $3.0 million, or $0.12 per diluted share, compared to non-GAAP net income of $2.8 million, or $0.11 per diluted share in the prior year period.

•	Adjusted EBITDA: Adjusted EBITDA was $3.9 million, compared to $3.5 million in the first quarter of fiscal 2022.

For more information about non-GAAP net income and Adjusted EBITDA, see the section below titled "Non-GAAP Financial Measures" and the reconciliation provided in this release.

“Ooma performed well in Q1, achieving revenue growth of 10% year-over-year, to $50.3 million,” said Eric Stang, chief executive officer of Ooma.  “The growth in revenue was primarily driven by Ooma Business which doubled in new user growth versus the prior quarter and achieved the milestone of contributing more than 50% of Ooma’s overall subscription services revenue.  Looking forward, our priorities for fiscal 2023 include extending our leadership serving small business customers through the launch of Ooma Office Pro Plus which enables a higher tier of service, expansion of our sales and marketing reach, increased focus on select vertical markets for Ooma Enterprise, expanding into Europe to serve our largest customer, and execution of the company’s growth plans for AirDial and other 4G/5G solutions.”

Business Outlook:

For the second quarter of fiscal 2023, Ooma expects:

•	Total revenue in the range of $51.4 million to $51.9 million.
•	GAAP net loss in the range of $1.1 million to $1.5 million and GAAP net loss per share in the range of $0.04 to $0.05.
•	Non-GAAP net income in the range of $2.4 million to $2.8 million and non-GAAP net income per share in the range of $0.10 to $0.11.

For the full fiscal year 2023, Ooma expects:

•	Total revenue in the range of $210.5 million to $213.5 million.
•	GAAP net loss in the range of $4.4 million to $5.9 million, and GAAP net loss per share in the range of $0.18 to $0.24.
•	Non-GAAP net income in the range of $9.5 million to $11.0 million, and non-GAAP net income per share in the range of $0.37 to $0.43.

The following is a reconciliation of GAAP net loss to non-GAAP net income and GAAP basic and diluted net loss per share to non-GAAP diluted net income per share guidance for the fiscal second quarter ending July 31, 2022 and the fiscal year ending January 31, 2023 (in millions, except per share data):

	Projected range
	Three Months Ending	Fiscal Year Ending
	July 31, 2022	January 31, 2023
	(unaudited)
GAAP net loss	($1.1)-($1.5)	($4.4)-($5.9)
Stock-based compensation and related taxes	3.6	14.1
Amortization of intangible assets	0.3	1.3
Non-GAAP net income	$2.4-$2.8	$9.5-$11.0

GAAP net loss per share	($0.04)-($0.05)	($0.18)-($0.24)
Stock-based compensation and related taxes	0.14	0.56
Amortization of intangible assets	0.01	0.05
Non-GAAP net income per share	$0.10-$0.11	$0.37-$0.43

Weighted-average number of shares used in per share amounts:
Basic	24.4	24.5
Diluted	25.0	25.4

Conference Call Information:

Ooma will host a conference call and live webcast for analysts and investors at 5:00 p.m. Eastern time today, May 24, 2022. The news release with the financial results will be accessible from the company's website prior to the conference call.

Parties in the United States and Canada can access the call by dialing +1 (888) 550-5744, using conference ID 4726540. International parties can access the call by dialing +1 (646) 960-0223, using conference ID 4726540.

The webcast will be accessible on the Events and Presentations page of Ooma’s investor relations website, https://investors.ooma.com for a period of at least one year. A telephonic replay of the conference call will be available from 8:00 p.m. Eastern time on May 24, 2022 until 11:59 p.m. Eastern time on Tuesday May 31, 2022. To access the replay, parties in the United States and Canada should call +1 (800) 770-2030 and use conference code 4726540. International parties should call +1 (647) 362-9199 and use conference code 4726540.

Non-GAAP Financial Measures

In addition to disclosing financial measures prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), this press release and the accompanying tables contain certain non-GAAP financial measures, including: non-GAAP net income, non-GAAP net income per share, non-GAAP gross profit and gross margin, non-GAAP operating income, and Adjusted EBITDA. Adjusted EBITDA represents the net income before interest and other income, income tax (if any), depreciation and amortization of capital expenditures, amortization of intangible assets, and stock-based compensation and related taxes. Other non-GAAP financial measures exclude stock-based compensation expense and related taxes and amortization of intangible assets.

These non-GAAP financial measures are presented to provide investors with additional information regarding our financial results and core business operations. Ooma considers these non-GAAP financial measures to be useful measures of the operating performance of the company, because they contain adjustments for unusual events or factors that do not directly affect what management considers to be Ooma's core operating performance and are used by the company's management for that purpose.  Management also believes that these non-GAAP financial measures allow for a better evaluation of the company's performance by facilitating a meaningful comparison of the company's core operating results in a given period to those in prior and future periods. In addition, investors often use similar measures to evaluate the operating performance of a company.

Non-GAAP financial measures are presented for supplemental informational purposes only to aid an understanding of the company's operating results. The non-GAAP financial measures should not be considered a substitute for financial information presented in accordance with GAAP and may be different from non-GAAP financial measures presented by other companies.  A limitation of the non-GAAP financial measures presented is that the adjustments relate to items that the company generally expects to continue to recognize. The adjustment of these items should not be construed as an inference that the adjusted gains or expenses are unusual, infrequent or non-recurring. Therefore, both GAAP financial measures of Ooma's financial performance and the respective non-GAAP measures should be considered together.  Please see the reconciliation of non-GAAP financial measures to the most directly comparable GAAP measure in the tables below.

Disclosure Information

Ooma uses the investor relations section on its website as a means of complying with its disclosure obligations under Regulation FD. Accordingly, investors should monitor Ooma's investor relations website in addition to following Ooma's press releases, Securities and Exchange Commission (“SEC”) filings, and public conference calls and webcasts.

Legal Notice Regarding Forward-Looking Statements

This press release contains forward-looking statements under the Private Securities Litigation Reform Act of 1995. In particular, the financial projections under “Business Outlook” and the statements contained in the quotations of our Chief Executive Officer regarding expectations and priorities of management constitute forward-looking statements. Forward-looking statements can be identified by the fact that they do not relate strictly to historical facts and generally contain words such as "believes”, "expects”, "may”, "will”, "should”, "seeks”, "approximately”, "intends”, "plans”, "estimates”, "anticipates”, and other expressions that are predictions of or indicate future events.  Although the forward-looking statements contained in this press release are based upon information available at the time the statements are made and reflect management's good faith beliefs, forward-looking statements inherently involve known and unknown risks, uncertainties and other factors, which may cause the actual results, performance or achievements to differ materially from anticipated future results. Important factors that could cause actual results to differ materially from expectations include, among others: our inability to attract new customers on a cost-effective basis; our inability to retain customers; our inability to realize expected returns from our investments made in connection with our international expansion efforts and development of new product features; failure to realize AirDial opportunities; intense competition; loss of key retailers and reseller partnerships; our reliance on vendors to manufacture the on-premise appliances and end-point devices we sell; our reliance on third parties for our network connectivity and co-location facilities; our reliance on third parties for some of our software development, quality assurance and operations; our reliance on third parties to provide the majority of our customer service and support representatives; and interruptions to our service. You should not place undue reliance on these forward-looking statements, which speak only as of the date hereof. We do not undertake to update or revise any forward-looking statements after they are made, whether as a result of new information, future events, or otherwise, except as required by applicable law.

The forward-looking statements contained in this press release are also subject to other risks and uncertainties, including those more fully described in our filings which we make with the SEC from time to time, including the risk factors contained in our Annual Report on Form 10-K for the year ended January 31, 2022, filed with the SEC on April 8, 2022. The forward-looking statements in this press release are based on information available to Ooma as of the date hereof, and Ooma disclaims any obligation to update any forward-looking statements, except as required by law.

About Ooma, Inc.

Ooma (NYSE: OOMA) creates powerful connected experiences for businesses and consumers, delivered from its smart cloud-based SaaS platform. For businesses of all sizes, Ooma provides advanced voice and collaboration features including messaging, intelligent virtual attendants, and video conferencing to help them run more efficiently. For consumers, Ooma’s residential phone service provides PureVoice HD voice quality, advanced functionality and integration with mobile devices. Learn more at www.ooma.com or www.ooma.ca in Canada.

INVESTOR CONTACT:

Matthew S. Robison

Director of IR and Corporate Development

Ooma, Inc.

ir@ooma.com

(650) 300-1480

MEDIA CONTACT:

Mike Langberg

Director of Corporate Communications

Ooma, Inc.

press@ooma.com

(650) 566-6693

OOMA, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited, amounts in thousands)

	April 30,	January 31,
	2022	2022
Assets
Current assets:
Cash and cash equivalents	$21,653	$19,667
Short-term investments	10,127	11,613
Accounts receivable, net	5,622	7,310
Inventories	14,356	13,841
Other current assets	16,077	13,598
Total current assets	67,835	66,029
Property and equipment, net	6,992	6,481
Operating lease right-of-use assets	13,995	14,396
Intangible assets, net	3,881	4,208
Goodwill	4,264	4,264
Other assets	14,254	13,875
Total assets	$111,221	$109,253

Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$11,946	$7,507
Accrued expenses and other current liabilities	17,198	22,823
Deferred revenue	16,392	16,600
Total current liabilities	45,536	46,930
Long-term operating lease liabilities	10,833	11,194
Other liabilities	58	73
Total liabilities	56,427	58,197

Stockholders' equity:
Common stock	5	4
Additional paid-in capital	184,402	179,860
Accumulated other comprehensive loss	(59)	(20)
Accumulated deficit	(129,554)	(128,788)
Total stockholders' equity	54,794	51,056
Total liabilities and stockholders' equity	$111,221	$109,253

OOMA, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited, amounts in thousands, except share and per share data)

	Three Months Ended
	April 30,	April 30,
	2022	2021
Revenue:
Subscription and services	$46,723	$41,965
Product and other	3,614	3,607
Total revenue	50,337	45,572

Cost of revenue:
Subscription and services	13,209	12,339
Product and other	5,176	5,151
Total cost of revenue	18,385	17,490
Gross profit	31,952	28,082

Operating expenses:
Sales and marketing	16,151	14,016
Research and development	10,498	9,307
General and administrative	6,062	5,725
Total operating expenses	32,711	29,048
Loss from operations	(759)	(966)
Interest and other income, net	33	79
Loss before income taxes	(726)	(887)
Income tax provision	(40)	—
Net loss	$(766)	$(887)

Net loss per share of common stock:
Basic and diluted	$(0.03)	$(0.04)
Weighted-average shares of common stock outstanding:
Basic and diluted	24,116,144	23,053,512

OOMA, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited, amounts in thousands)

	Three Months Ended
	April 30,	April 30,
	2022	2021
Cash flows from operating activities:
Net loss	$(766)	$(887)
Adjustments to reconcile net loss to net cash provided by operating activities:
Stock-based compensation expense	3,336	3,194
Depreciation and amortization of capital expenditures	850	773
Amortization of intangible assets	326	326
Amortization of operating lease right-of-use assets	717	818
Other	15	10
Changes in operating assets and liabilities:
Accounts receivable, net	1,688	1,162
Inventories and deferred inventory costs	(493)	(1,206)
Prepaid expenses and other assets	(2,681)	(970)
Accounts payable, accrued expenses and other liabilities	(1,950)	(2,470)
Deferred revenue	(223)	(326)
Net cash provided by operating activities	819	424

Cash flows from investing activities:
Proceeds from maturities and sales of short-term investments	4,800	6,900
Purchases of short-term investments	(3,380)	(6,043)
Capital expenditures	(1,459)	(665)
Net cash (used in) provided by investing activities	(39)	192

Cash flows from financing activities:
Proceeds from issuance of common stock	1,554	1,469
Shares repurchased for tax withholdings on vesting of restricted stock units	(348)	(485)
Net cash provided by financing activities	1,206	984
Net increase in cash and cash equivalents	1,986	1,600
Cash and cash equivalents at beginning of period	19,667	17,298
Cash and cash equivalents at end of period	$21,653	$18,898

OOMA, INC.

Reconciliation of Non-GAAP Financial Measures

(Unaudited, amounts in thousands, except percentages, share and per share data)

	Three Months Ended
	April 30,	April 30,
	2022	2021
Revenue	$50,337	$45,572

GAAP gross profit	$31,952	$28,082
Stock-based compensation and related taxes	248	289
Amortization of intangible assets	73	73
Non-GAAP gross profit	$32,273	$28,444

Gross margin on a GAAP basis	63%	62%
Gross margin on a Non-GAAP basis	64%	62%

GAAP operating loss	$(759)	$(966)
Stock-based compensation and related taxes	3,440	3,325
Amortization of intangible assets	326	326
Non-GAAP operating income	$3,007	$2,685

GAAP net loss	$(766)	$(887)
Stock-based compensation and related taxes	3,440	3,325
Amortization of intangible assets	326	326
Non-GAAP net income	$3,000	$2,764

GAAP basic and diluted net loss per share	$(0.03)	$(0.04)
Stock-based compensation and related taxes	0.14	0.15
Amortization of intangible assets	0.01	0.01
Non-GAAP net income per basic share	$0.12	$0.12
Non-GAAP net income per diluted share	$0.12	$0.11

GAAP weighted-average basic and diluted shares	24,116,144	23,053,512
Non-GAAP weighted-average diluted shares	24,909,140	24,243,472

GAAP net loss	$(766)	$(887)
Reconciling items:
Interest and other income, net	(33)	(79)
Income tax provision	40	—
Depreciation and amortization of capital expenditures	850	773
Amortization of intangible assets	326	326
Stock-based compensation and related taxes	3,440	3,325
Adjusted EBITDA	$3,857	$3,458